Retirement Savings Plan	12 Months Ended
Dec. 31, 2011
Retirement Savings Plan [Abstract]
Retirement Savings Plan
10.  Retirement Savings Plan

The Company sponsors the PLX Technology, Inc. 401(k) Plan (the "Plan").  The Plan allows all full-time employees to contribute up to 100% of their annual compensation.  However, employee contributions are limited to a maximum annual amount established by the Internal Revenue Service. Beginning in 1996, the Company made a matching contribution calculated at 50 cents on each dollar of the first 6% of the participant's compensation. In January 2009, the Company announced that it suspended the matching contributions effective February 1, 2009 as a result of macroeconomic conditions. The Company reinstated its matching contributions in July 2010. The Company's expenses from continuing operations relating to the plan were approximately $0.4 million, $0.2 million and $49,000 for 2011, 2010 and 2009, respectively.

The Company contributed to the U.K. national pension program and expensed approximately $0.3 million in each year for 2011, 2010 and 2009 relating to this program.

In January 2009, the Company established the PLX Technology, Inc. Employee Stock Ownership Plan (the "ESOP"). The ESOP is non-contributory and provides cash contribution at a percent of eligible U.S. compensation that is determined annually by the Board of Directors. In 2009, the Company contributed 2% of eligible compensation up to $3,000 per employee. The expense from continuing operations recorded for contributions to this plan was approximately $0.3 million, in each year for 2011, 2010 and 2009, respectively.